UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 24, 2011

ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24663 Mound Road
Warren, MI  48091
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(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

586-486-5308

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On January 18, 2011, we extended the due date of our $600,000 promissory note with John M. Salpietra to December 4, 2011 and granted him the right to convert the note into shares of our common stock at $.06 per share.

Additional information concerning our promissory note issued to Mr. Salpietra is contained in our Current Reports filed with the Commission on May 17, 2010, October 18, 2010 and December 8, 2010 and are incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
10.90	Salpietra Note Due Date Extension

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.

DATE:  January 24, 2011                                                     By:/s/ Daniel V. Iannotti
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Daniel V. Iannotti
Vice President, General Counsel and
Secretary